Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25. Subsequent events

On January 29, 2018, the Partnership and Höegh LNG amended the revolving credit facility eliminating the requirement to pay a commitment fee on the undrawn balance of the facility.

On January 26, 2018, the Partnership entered into sales agreement with B. Riley FBR Inc. (the "Agent"). Under the terms of the sales agreement, the Partnership may offer and sell up to $120 million aggregate offering amount of "at-the market" common and Series A preferred units, from time to time, through the Agent, acting as agent for the Partnership. Sales of such units may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or through a market marker other than on an exchange. As of March 31, 2018, the Partnership had sold 309,152 Series A preferred units at an average gross sales price of $26.14 per unit and received net proceeds, after sales commissions, of $7.9 million. As of March 31, 2018, the Partnership had sold 154,500 common units at an average gross sales price of $18.22 per unit and received net proceeds, after sales commissions, of $2.8 million. The Partnership has paid an aggregate of $0.2 million in sales commissions to the Agent in connection with such sales as of March 31, 2018.

On February 13, 2018, the Partnership drew $5.4 million on the revolving credit facility.

On February 14, 2018, the Partnership paid a cash distribution of $14.4 million, or $0.43 per common and subordinated unit, with respect to the fourth quarter of 2017.

On February 15, 2018, the Partnership paid a cash distribution of $3.7 million, or $0.78993 per Series A preferred unit, for the period commencing on October 5, 2017 to February 14, 2018.